UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2018

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

On January 26, 2018, the Company made available on its website a slide presentation regarding the Company’s fourth quarter 2017 financial results, which will be used as part of a publicly accessible conference call on January 26, 2018.  A copy of the slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the attached exhibits is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation regarding third quarter 2017 financial results

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements reflect various assumptions and involve elements of subjective judgement and analysis which may or may not prove to be correct and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Additional Information

The information included herein and in the attached exhibit does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. Byline will file a registration statement on Form S-4 with the SEC in connection with its proposed acquisition of First Evanston Bancorp, Inc. (“First Evanston”), and First Evanston’s wholly-owned subsidiary, First Bank & Trust. The registration statement will include a joint proxy statement of Byline and First Evanston, which also will constitute a prospectus of Byline, that will be sent to the stockholders of Byline and the shareholders of First Evanston. INVESTORS, STOCKHOLDERS OF BYLINE AND SHAREHOLDERS OF FIRST EVANSTON ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT BYLINE, FIRST EVANSTON AND THE PROPOSED TRANSACTION. When filed, the joint proxy statement/prospectus and other documents relating to the merger filed by Byline with the SEC can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Byline’s website at www.bylinebancorp.com under the tab “About Us-Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from Byline upon written request to Byline Bancorp, Inc., Attn: Corporate Secretary, 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601, 60018 or by calling (773) 244-7000, or from First Evanston upon written request to First Evanston Bancorp, Inc., Attn: Corporate Secretary, 820 Church Street, Evanston, Illinois 60201 or by calling (847) 733-7400.

Participants in this Transaction

Byline, First Evanston, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Byline’s stockholders and First Evanston’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Byline may be found in the prospectus of Byline relating to its initial public offering of common stock filed with the SEC on July 3, 2017, a copy of which can be obtained free of charge from Byline or from the SEC’s website as indicated above. In addition, information about the directors and executive officers of Byline and First Evanston and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and other relevant materials when filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018	BYLINE BANCORP, INC. By:/s/ Alberto J. Paracchini Name: Alberto J. Paracchini Title: President and Chief Executive Officer

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